Events After the Reporting Period	9 Months Ended
Sep. 30, 2025
Events After the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD
13	EVENTS AFTER THE REPORTING PERIOD

Settlement of Insurance Claim

In October 2025 the Company received insurance compensation in the total amount of US$11 pursuant to the settlement agreement with the insurer. The settlement relates to the Group’s insurance claim under its voluntary property and business interruption insurance policy, covering damages and business interruption losses incurred as a result of the full-scale invasion of Ukraine in February 2022. The amount received will be recognized as an income in the period of receipt.